UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2015

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2015, Real Goods Solar, Inc. (the “Company”) held its 2015 annual meeting of shareholders at which the Company’s shareholders approved an amendment and restatement of the Real Goods Solar, Inc. 2008 Long-Term Incentive Plan (the “Plan”) to increase the maximum number of shares of the Company’s Class A common stock that may be issued or subject to awards under the Plan, and to increase the number of shares of Class A common stock that a plan participant may receive during any fiscal year. Following the amendments to the Plan, up to an aggregate of 1,844,161 shares of Class A common stock are authorized for issuance under the Plan and no participant may receive awards for more than 500,000 shares of Class A common stock in any one fiscal year.

Before the amendment and restatement of the Plan, the aggregate number of shares of Class A common stock that may have been issued and outstanding, or subject to awards outstanding, under the Plan could not exceed 335,212 share of Class A common stock, subject to adjustment as provided in the Plan, and no participant could receive awards for more than 20,000 shares of Class A common stock.

The foregoing summary is qualified in its entirety by the full text of the Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 18, 2015, the Company held its 2015 annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of shareholders at the 2015 annual meeting were as follows:

(1)	The Company’s shareholders elected all nominees named in the proxy statement for the meeting to the Company’s board of directors, each to serve until the next annual meeting of shareholders to be held in 2016 or until their successors are duly elected and qualified, with the following vote:

	For	Withheld	Broker non-votes
David L. Belluck	2,201,470	236,563	6,169,846
Dennis Lacey	2,299,268	138,765	6,169,846
Pavel Bouska	2,291,493	146,540	6,169,846
Ian Bowles	2,273,678	164,355	6,169,846
Steven B. Kaufman	2,219,935	218,098	6,169,846
John Schaeffer	2,221,111	216,922	6,169,846
Robert L. Scott	2,272,943	165,090	6,169,846

(2)	The Company’s shareholders approved the amendment and restatement of the Plan to increase the maximum number of shares authorized for issuance under the Plan and to increase the number of shares a participant may receive in a fiscal, as further described under Item 5.02 of this Current Report on Form 8-K, with the following vote:

For	Against	Abstain	Broker non-votes
2,047,604	370,041	20,388	6,169,846

(3)	The Company’s shareholders ratified the appointment of Hein & Associates LLP to audit the Company’s consolidated financial statements for the 2015 fiscal year, with the following vote:

For	Against	Abstain	Broker non-votes
8,505,259	70,984	31,636	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Real Goods Solar, Inc. 2008 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Chief Executive Officer and Acting Principal Financial Officer

Date: November 18, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Real Goods Solar, Inc. 2008 Long-Term Incentive Plan